Exhibit 5

Joint Filing Agreement

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, $0.01 par value, of K&F Industries Holdings, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AURORA EQUITY PARTNERS II L.P.

By:	Aurora Capital Partners II L.P.,
its general partner

By:	Aurora Advisors II LLC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA OVERSEAS EQUITY
PARTNERS II, L.P.

By:	Aurora Overseas Capital Partners II L.P.,
its general partner

By:	Aurora Overseas Advisors II, LDC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA EQUITY PARTNERS III L.P.

By:	Aurora Capital Partners III L.P.,
its general partner

By:	Aurora Advisors III LLC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

AURORA OVERSEAS EQUITY
PARTNERS III, L.P.

By:	Aurora Overseas Capital Partners III L.P.,
its general partner

By:	Aurora Overseas Advisors III, LDC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

AURORA CAPITAL PARTNERS II L.P.

By:	Aurora Advisors II LLC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA OVERSEAS CAPITAL
PARTNERS II L.P.

By:	Aurora Overseas Advisors II, LDC
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA CAPITAL PARTNERS III L.P.

By:	Aurora Advisors III LLC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

AURORA OVERSEAS CAPITAL
PARTNERS III L.P.

By:	Aurora Overseas Advisors III, LDC
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

AURORA ADVISORS II LLC

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA OVERSEAS ADVISORS II, LDC

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, President

AURORA ADVISORS III LLC

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

AURORA OVERSEAS ADVISORS III, LDC

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

K&F EQUITY PARTNERS, L.P.

By:	Aurora Advisors III LLC,
its general partner

By:	/s/ Richard R. Crowell	August 18, 2005
Richard R. Crowell, Vice President

	/s/ Richard R. Crowell	August 18, 2005
RICHARD R. CROWELL

	/s/ Gerald L. Parsky	August 18, 2005
GERALD L. PARSKY

	/s/ John T. Mapes	August 18, 2005
JOHN T. MAPES